Exhibit 99.1

Town Hall Meeting of Stockholders

February 5, 2014

Safe Harbor Statement

Statements contained in this presentation not relating to historical facts are forward-looking statements that are intended to fall within the safe harbor rule under the Private Securities Litigation Reform Act of 1995. The information contained in the forward looking statements is inherently uncertain, and the Company’s actual results may differ materially due to a number of factors, many of which are beyond the Company’s ability to predict or control, including, among many others, risks and uncertainties related to the Company’s ability to qualify as a REIT, to successfully manage real property investment and related risks, to comply with federal income tax and other applicable regulatory requirements, as well as other risks and uncertainties that could affect the Company’s future operating results which are more fully described in the Company’s Securities and Exchange Commission filings, including the 2013 Annual Report on Form 10-K for the year ended December 31, 2012, and other subsequent filings. These filings are available at www.sec.gov. The Company expressly disclaims any obligation to update or revise these or any other forward-looking statements to reflect any change in expectations or change in events, conditions, or circumstances on which any such statement is based.

2

GTJ is a fully integrated, self administered REIT with:

An emphasis on the industrial product sector

A high quality portfolio primarily of net leased properties with low turnover, and high quality diversified tenants

Initial focus on seeking strategic locations to fill gaps within our existing Tri-state area footprint, with a strong desire to expand our geographic area

3

GTJ Board of Directors

Jerry Cooper Louis Sheinker Joseph Barone (2) Donald Schaeffer

Chairman President, COO Independent

Emeritus Independent

Director Director Director Director

Paul Cooper Douglas Cooper John Leahy Harvey Schneider

Chairman, CEO EVP, Secretary Independent Independent

Director Director Director

Stanley Perla (1) Jeffrey Wu

(1)	Chairman of Audit Committee Independent Independent
(2)	Chairman of Compensation Committee Director Director
4

GTJ Executive Management

Paul Cooper, Chief Executive Officer

Louis Sheinker, Chief Operating Officer and President

Joel Hammer, Chief Financial Officer

Douglas Cooper, Executive Vice President

The Management Team has extensive experience in management, leasing, construction, financing, acquisition, sale, repositioning and maintenance of real estate and financial reporting.

5

2013 Milestones

May 2, June 4, December 26,

January 17, 2013 February 22, April 3, 2013 2013 2013 September 2013

2013 $29,500,000 27, 2013 Retirement of

Acquisition of $15,000,000 Genworth Sale of $1,237,500 Launch of Cayman

Wu/Lighthouse Aviva Loan Loan Shelter Triboro Fire GTJ Website Insurance

Electric Settlement Liabilities

6

Develop the “GTJ brand”

Become the industrial REIT owner and manager of choice in the markets in which we operate for investors, tenants and local municipalities

Development of balance sheet desirable to investors and lenders

Continue to deliver strong results through accretive acquisitions, leasing, operational performance, property enhancements and expense management

7

Successful and Accretive Wu/Lighthouse Portfolio Transaction

An important step in growing and diversifying GTJ’s portfolio of core commercial real estate assets

Portfolio diversification reduces susceptibility to disruptions in our dividend stream

8

Current Market Penetration

4	Distinct Jurisdictions in Our Portfolio.

Westchester, NY Connecticut

8	Slater Street 269 Lambert Road

36 Midland 15 Executive Boulevard

100-110 Midland 25 Executive Boulevard

112 Midland 35 Executive Boulevard

401 Fieldcrest 12 Cascade Boulevard

404 Fieldcrest 22 Marsh Hill Road

412 Fairview 15 Progress Drive

103 Fairview 466 Bridgeport Avenue

203 Ridgewood 470 Bridgeport Avenue

199 Ridgewood 950 Bridgeport Avenue

8	Farm Springs Road

New York, NY

85-01 24th Avenue New Jersey

49-19 Rockaway Beach Boulevard 100 American Road

165-25 147th Avenue 200 American Road

612 Wortman Avenue 300 American Road

23-85 87th Street 400 American Road

114-15 Guy Brewer Boulevard 500 American Road

Portfolio Occupancy

By State

99% September 30, 2013 Percentage Leased*

100.0%

90.	88% 86%

0%

80.0%

70.0%

60.0%

50.0%

40.0%

30.0%

20.0%

10.0%

0.0%

New York Connecticut New Jersey

*	Percentage of square feet plus available land

Tenant Profile*

City of NY

*These tenants account for more than 60% of our square

footage.

GTJ Real Estate Portfolio Attributes

Diversification Long Lease Terms

Geographic Stable Rent Stream

Tenant Mix

STABLE CASH

High Tenant Low Debt to

Occupancy Real Estate

Value

Value Creation & Growth Strategies

Targeted Market Strategy Focus on select markets with strong fundamentals to complement existing footprint

New Investments Acquire strategic and high bay, best in class buildings with quality tenants

Development of New Identify sources of new capital

Capital Sources Execute an acquisition financing facility

Proactive Asset & Property Landlord and owner of choice

Enhance value of building

Management Manage expenses to retain and attract cost conscious tenants

Conservative Balance Sheet Low leverage provides us with financial flexibility and opportunity

Ensure strong liquidity profile and strong capital base

Key Financial Data – Balance Sheet

(in thousands) September 30, 2013 June 30, 2013 December 31, 2012

Total Real Estate (GAAP) $ 288,794 $ 289,596 $ 106,386

Total Assets 337,054 336,749 129,758

Mortgage Notes Payable 179,524 179,909 45,500

Total Equity $ 138,218 $ 137,789 $ 71,529

Key Financial Data

– Income Statement

(in thousands) Three Months Ended September 30, Nine Months Ended September 30,

2013 2012 2013 2012

Total revenue $ 9,271 $ 3,402 $ 25,821 $ 10,537

General and administrative 1,223 472 4,511 3,160

Property operating expenses 1,536 569 5,196 844

Depreciation and amortization expense 2,278 300 7,068 938

Total expenses 5,037 1,341 16,775 4,942

Operating income 4,234 2,061 9,046 5,595

Interest expense (2,164) (675) (6,276) (1,981)

Other income (expense) 59 630 (220) 681

Income before nonrecurring items 2,129 2,016 2,550 4,295

Insurance recovery 81 — 1,238 -

Discontinued operations (311) (4,181) (4,120) (7,138)

Acquisition costs 125 (589) (5,133) (1,542)

Net income (loss) $ 2,024 $ (2,754) $ (5,465) $ (4,385)

Total Revenues &

Total Operating Income

Total Revenues (000’s)

$30,000

$25,821

$25,000

$20,000

$15,000

$10,537

$10,000 $9,271

$5,000 $3,402

$-

3Q 2013 3Q 2012 YTD 9/30/2013 YTD 9/30/2012

Total Operating Income

(000’s)

$10,000 $9,046

$9,000

$8,000

$7,000 $5,595

$6,000

$5,000 $4,234

$4,000

$3,000 $2,061

$2,000

$1,000

$-

Q3 2013 Q3 2012 YTD 9/30/2013 YTD 9/30/2012

Reconciliation of Net

Income (Loss) to EBITDA

For the three and nine months ended Sept. 30 Q3 2013 Q3 2012 YTD 2013 YTD 2012

Net income (loss) attributable to shareholders $ 1,353 $ (2,754) $ (6,619) $ (4,385)

Add: Real estate depreciation 866 260 2,598 830

Interest expense, net 1,469 594 4,475 1,743

EBITDA 3,688 (1,900) 454 (1,812)

Wu/Lighthouse acquisition related costs (125) 589 5,133 1,542

Amortization of intangible assets and deferred assets 571 189 2,149 824

Discontinued Operations 311 4,181 4,120 7,138

Adjusted EBITDA $ 4,445 $ 3,059 $ 11,856 $ 7,692

EBITDA per share – basic and diluted $ 0.32 $ 0.22 $ 0.87 $ 0. 56

Reconciliation of FFO,

Core FFO and AFFO

For the three and nine months ended Sept. 30 (in thousands) Q3 2013 Q3 2012 YTD 2013 YTD 2012

Net income (loss) attributable to stockholders $ 1,353 $ (2,754) $ (6,619) $ (4,385)

Add (deduct) NAREIT defined adjustments

Real estate depreciation and amortization of intangibles 1,487 368 4,935 1,415

Loss from discontinued operations 311 4,181 4,120 7,138

Funds From Operations (“FFO”), as defined by NAREIT 3,151 1,795 2,436 4,168

Adjustments to arrive at Core FFO (“AFFO”):

Wu/Lighthouse acquisition related costs (125) 589 5,133 1,542

Core FFO, as defined by GTJ REIT, Inc. 3,026 2,384 7,569 5,710

Adjustments to arrive at Adjusted FFO (“AFFO”)

Straight-lined rents and amortization of lease intangibles (804) (289) (1,939) (661)

Amortization of debt mark to market adjustments and financing costs (51) 81 (188) 238

AFFO $ 2,171 $ 2,176 $ 5,442 $ 5,287

FFO per common share-basic and diluted $ 0.23 $ 0.13 $ 0.18 $ 0.31

Core FFO per common share-basic and diluted $ 0.22 $ 0.17 $ 0.55 $ 0.42

AFFO per common share-basic and diluted $ 0.16 $ 0.16 $ 0.40 $ 0.39

Core Funds from Operations

& Adjusted Funds from Operations

Core Funds From Operations—Core FFO

(000’s)

$8,000 $7,569

$7,000 $5,710

$6,000

$5,000

$4,000 $3,026

$3,000 $2,384

$2,000

$1,000

$-

Q3 2013 Q3 2012 YTD 9/30/2013 YTD 9/30/2012

Adjusted Funds From Operations—AFFO

(000’s)

$6,000

$5,442 $5,287

$5,000

$4,000

$3,000

$2,171 $2,176

$2,000

$1,000

$-

Q3 2013 Q3 2012 YTD 9/30/2013 YTD 9/30/2012

Core FFO represents net income plus add backs for:

Depreciation and amortization

Loss from discontinued operations

Wu/Lighthouse acquisition related costs

Adjusted Funds From Operations represents Core FFO plus certain GAAP to cash related adjustments

Recent Leasing Highlights

15 Executive Boulevard, Orange, CT– WESCO Distribution Inc. entered into a 7 year 4 month lease of approximately 64,000 square feet on November 26, 2013

12 Cascade Boulevard, Orange, CT – Dooney & Bourke, Inc. negotiated a 1 year extension on their current lease on December 17, 2013. The commencement date is February 1, 2014 on approximately 44,000 square feet

100 American Road, Morris Plains, NJ – AHS Hospital Corporation entered into a 5 year 3 month lease of approximately 30,000 square feet starting on December 15, 2013

Recent Leasing Highlights

36 Midland Avenue, Port Chester, NY – UTZ Quality Foods entered into a 10 year 5 month lease of 15,000 square feet starting on November 1, 2013

36 Midland Avenue, Port Chester, NY – Saks & Company entered into a 5 year 3 month lease of approximately 15,000 square feet starting December

9, 2013

8 Slater Street, Port Chester, NY – DCH Midland LLC entered into a 10 year lease of approximately 25,000 square feet starting October 1, 2013

612 Wortman Avenue, East New York, NY – L&M Bus expanded their occupancy for a 3 year term of approximately 202,700 square feet starting January 17, 2014

612 Wortman Layout

Motorcycle Safety School

30,000 SF

Aquaduck

150,484 SF

Metro Recycling L&M

70,000 SF 30,000 SF

L&M Bus

172,763 SF

500 American Road—Coty

Recently leased to Coty, Inc. for a 17-year term. Coty, a French beauty-products manufacturer whose main business are fragrances, color cosmetics, toiletries and skin care, invested a significant amount in renovations to the building.

This expansion is the result of Coty’s need for a larger, new research and development facility within a single structure to accommodate planned growth within the business unit and the relocation of other R&D employees from foreign locations. The new space consists of laboratory, testing, salon, office areas, and warehouse space. We at GTJ are proud to accommodate Coty and its expansion at our property for the next 17 years.

Coty is a New York stock exchange stock company (COTY) with a $5.2 billion dollar market cap (as of 1/31/2014).

Questions?